                                THE GALAXY FUND

                   RETAIL A SHARES AND RETAIL B SHARES OF THE
                     EQUITY VALUE FUND, EQUITY GROWTH FUND,
                 EQUITY INCOME FUND, INTERNATIONAL EQUITY FUND,
               SMALL COMPANY EQUITY FUND, ASSET ALLOCATION FUND,
                SMALL CAP VALUE FUND AND GROWTH AND INCOME FUND

                     SUPPLEMENT DATED SEPTEMBER 4, 1997 TO
                       PROSPECTUS DATED FEBRUARY 28, 1997


INVESTMENT OBJECTIVES AND POLICIES

                 1. The last sentence in the second full paragraph under the heading "International Equity Fund" on pages 16-17 of the Prospectus is amended and restated to read as follows:

                 "Under normal market and economic conditions, no more than 20% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or emerging securities markets."

                 2. The first sentence of the fourth paragraph under the heading "Small Cap Value Fund" on page 18 of the Prospectus and the first sentence of the fourth paragraph under the heading "Growth and Income Fund" on pages 18-19 of the Prospectus are each amended and restated to read as follows:

                 "The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs."

                                THE GALAXY FUND

                              TRUST SHARES OF THE
                     EQUITY VALUE FUND, EQUITY GROWTH FUND,
                 EQUITY INCOME FUND, INTERNATIONAL EQUITY FUND,
               SMALL COMPANY EQUITY FUND, ASSET ALLOCATION FUND,
                SMALL CAP VALUE FUND AND GROWTH AND INCOME FUND

                     SUPPLEMENT DATED SEPTEMBER 4, 1997 TO
                       PROSPECTUS DATED FEBRUARY 28, 1997


INVESTMENT OBJECTIVES AND POLICIES

                 1. The last sentence in the second full paragraph under the heading "International Equity Fund" on pages 15-17 of the Prospectus is amended and restated to read as follows:

                 "Under normal market and economic conditions, no more than 20% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or emerging securities markets."

                 2. The first sentence of the fourth paragraph under the heading "Small Cap Value Fund" on pages 18-19 of the Prospectus and the first sentence of the fourth paragraph under the heading "Growth and Income Fund" on pages 19-20 of the Prospectus are each amended and restated to read as follows:

                 "The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs."

                                THE GALAXY FUND

                              TRUST SHARES OF THE
                           INTERNATIONAL EQUITY FUND

                     SUPPLEMENT DATED SEPTEMBER 4, 1997 TO
                       PROSPECTUS DATED FEBRUARY 28, 1997


INVESTMENT OBJECTIVE AND POLICIES

                 The last sentence in the second full paragraph under the heading "In General" on pages 5-6 of the Prospectus is amended and restated to read as follows:

                 "Under normal market and economic conditions, no more than 20% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or emerging securities markets."

                                THE GALAXY FUND

                              TRUST SHARES OF THE
                             GROWTH AND INCOME FUND

                     SUPPLEMENT DATED SEPTEMBER 4, 1997 TO
                       PROSPECTUS DATED FEBRUARY 28, 1997


INVESTMENT OBJECTIVE AND POLICIES

                 The first sentence of the fourth paragraph on page 5 of the Prospectus is amended and restated to read as follows:

                 "The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs")."

                                THE GALAXY FUND

                              TRUST SHARES OF THE
                              SMALL CAP VALUE FUND

                     SUPPLEMENT DATED SEPTEMBER 4, 1997 TO
                       PROSPECTUS DATED FEBRUARY 28, 1997


INVESTMENT OBJECTIVE AND POLICIES

                 The first sentence of the fourth paragraph on page 5 of the Prospectus is amended and restated to read as follows:

                 "The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs")."

                                 THE GALAXY FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                     Connecticut Municipal Money Market Fund

                    Massachusetts Municipal Money Market Fund

                             Growth and Income Fund

                              Small Cap Value Fund


                                February 28, 1997
                        (as revised September 4, 1997)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectuses (the "Prospectuses") for the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income and Small Cap Value Funds of The Galaxy Fund ("Galaxy"), each dated February 28, 1997, as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581- 5108 or by calling Galaxy at 1-800-628-0414. Capitalized terms used herein but not otherwise defined have the same meanings as in the Prospectuses.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

THE GALAXY FUND.............................................................  1

INVESTMENT OBJECTIVES AND POLICIES..........................................  1
         Acceptable Investments - Money Market Funds .......................  1
         Types of Acceptable Investments - Money Market Funds...............  2
         Types of Investments - Equity Funds................................  2
         Money Market Instruments...........................................  3
         U.S. Government Obligations .......................................  3
         When-Issued and Delayed Delivery Transactions......................  4
         Stand-By Commitments...............................................  4
         Munipreferred Securities...........................................  5
         Variable Rate Demand Notes.........................................  5
         Temporary Investments..............................................  5
         Restricted and Illiquid Securities.................................  5
         Repurchase Agreements, Reverse Repurchase Agreements
           and Lending of Portfolio Securities..............................  7
         Derivative Securities..............................................  8
         Portfolio Securities Generally..................................... 12
         Portfolio Turnover................................................. 12
         Special Considerations Relating to Connecticut
           Municipal Securities............................................. 12
         Additional Investment Limitations.................................. 14

NET ASSET VALUE - CONNECTICUT MUNICIPAL MONEY MARKET AND
         MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS......................... 20

DIVIDENDS - MONEY MARKET FUNDS.............................................. 21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................. 21

DESCRIPTION OF SHARES....................................................... 23

ADDITIONAL INFORMATION CONCERNING TAXES..................................... 26
         In General......................................................... 26
         Connecticut Municipal Money Market and Massachusetts
           Municipal Money Market Funds..................................... 28
         Growth and Income and Small Cap Value Funds........................ 29
         Taxation of Certain Financial Instruments.......................... 29
         State Taxation .................................................... 32
         Massachusetts State Income Tax .................................... 32

TRUSTEES AND OFFICERS....................................................... 32
         Shareholder and Trustee Liability.................................. 37

ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER
  AGENCY AGREEMENTS......................................................... 38
         Custodian and Transfer Agent....................................... 41

PORTFOLIO TRANSACTIONS...................................................... 42

                                                                            Page
                                                                            ----

SHAREHOLDER SERVICES PLAN..................................................  44

DISTRIBUTION AND SERVICES PLAN.............................................  46

DISTRIBUTOR................................................................  47

AUDITORS ..................................................................  49

COUNSEL  ..................................................................  49

PERFORMANCE AND YIELD INFORMATION..........................................  50
         Yield Quotations -- Connecticut Municipal Money
           Market and Massachusetts Municipal Money Market Funds...........  50
         Tax-Equivalency Tables - Connecticut Municipal Money
           Market and Massachusetts Municipal Money Market Funds...........  51
         Yield and Performance of the Growth and
           Income and Small Cap Value Funds................................  53

MISCELLANEOUS..............................................................  57

FINANCIAL STATEMENTS.......................................................  61

APPENDIX A................................................................. A-1

APPENDIX B................................................................. B-1

                                 THE GALAXY FUND

         The Galaxy Fund ("Galaxy") is an open-end management company currently offering shares of beneficial interest in twenty-four investment portfolios. This Statement of Additional Information provides additional investment information with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (collectively, the "Money Market Funds"), and with respect to the Growth and Income Fund and Small Cap Value Fund (collectively, the "Equity Funds") (the Money Market Funds and Equity Funds are referred to herein collectively as the "Funds"), and should be read in conjunction with the current Prospectuses for the Funds.

         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income and Small Cap Value Funds commenced operations on October 4, 1993, October 5, 1993, December 14, 1992 and December 14, 1992, respectively, as separate investment portfolios (the "Predecessor Connecticut Municipal Money Market Fund", "Predecessor Massachusetts Municipal Money Market Fund", "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund", respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.


                       INVESTMENT OBJECTIVES AND POLICIES

ACCEPTABLE INVESTMENTS - MONEY MARKET FUNDS

         The Connecticut Municipal Money Market Fund invests primarily in debt obligations issued by or on behalf of Connecticut and of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and Connecticut state income tax imposed upon non-corporate taxpayers ("Connecticut Municipal Securities").

         The Massachusetts Municipal Money Market Fund invests primarily in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and personal income taxes imposed by the Commonwealth of Massachusetts imposed upon non-corporate taxpayers ("Massachusetts Municipal Securities").

         From time to time, such as when suitable Municipal Securities are not available, the Money Market Funds may invest a portion of their respective assets in cash. Any portion of a Money Market Fund's assets maintained in cash will reduce the amount of assets in Municipal Securities and thereby reduce the Money Market Fund's yield.

TYPES OF ACCEPTABLE INVESTMENTS - MONEY MARKET FUNDS

         Examples of Municipal Securities are:

         -        municipal notes and commercial paper;

         - general obligation serial bonds sold with differing maturity dates;

         -        refunded municipal bonds; and

         -        all revenue bonds, including industrial development bonds.

TYPES OF INVESTMENTS - EQUITY FUNDS

         The Growth and Income Fund invests principally in a professionally-managed and diversified portfolio of common stocks of companies with prospects for above average growth and dividends or of companies where significant fundamental changes are taking place. The Growth and Income Fund will seek to invest in equity securities of companies that are projected to show earnings growth superior to the Standard & Poor's 500 Composite Stock Index. Although the Growth and Income Fund may invest in other securities and in money market instruments, it is the Growth and Income Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities. The securities in which the Growth and Income Fund may invest include foreign securities, as described in the Prospectuses.


         The Small Cap Value Fund invests primarily in a diversified portfolio of equity securities of companies that have a market value capitalization of up to $1 billion to achieve long-term capital appreciation and current income. Under normal circumstances, the Small Cap Value Fund will invest at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion. In addition, the Small Cap Value Fund may invest as described below, and as described in the Prospectuses.

MONEY MARKET INSTRUMENTS

         The Equity Funds may invest in the following money market instruments:

         - instruments of domestic banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and

         - prime commercial paper (rated A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, L.P.)

U.S. GOVERNMENT OBLIGATIONS

         The types of U.S. Government obligations in which the Equity Funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

         -        the full faith and credit of the U.S. Treasury;

         - the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

         - the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

         - the credit of the agency or instrumentality issuing the obligations.

         Examples of U.S. Government agencies and instrumentalities that are permissible investments and may not always receive financial support from the U.S Government are:

         -        Federal Farm Credit Banks;

         -        Federal Home Loan Banks;

         -        Federal National Mortgage Association;

         -        Student Loan Marketing Association; and

         -        Federal Home Loan Mortgage Corporation.

WHEN-ISSUED SECURITIES AND DELAYED SETTLEMENT TRANSACTIONS

         When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

         When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

         Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

         Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for Municipal Securities that are acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

         The Money Market Funds will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, a Fund's Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Money Market Funds will acquire stand-by commitments solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining a Fund's net asset value.

MUNIPREFERRED SECURITIES

         The Money Market Funds may purchase interests in Municipal Securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Money Market Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.

VARIABLE RATE DEMAND NOTES

         Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations.

         The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

TEMPORARY INVESTMENTS

         The Money Market Funds may also invest in high quality temporary investments during times of unusual market conditions for defensive purposes.

         From time to time, such as when suitable Municipal Securities are not available, the Money Market Funds may invest a portion of their respective assets in cash. Any portion of a Money Market Fund's assets maintained in cash will reduce the amount of assets in Municipal Securities and thereby reduce the Fund's yield.

RESTRICTED AND ILLIQUID SECURITIES

         The Equity Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Equity Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Equity Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Equity Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Equity Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by the Equity Funds' Investment Adviser), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Equity Funds do not intend to subject such paper to the limitation applicable to restricted securities.

         The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safeharbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. Galaxy, on behalf of the Equity Funds, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Board of Trustees. The Board of Trustees considers the following criteria in determining the liquidity of certain restricted securities:

         -        the frequency of trades and quotes for the security;

         - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

         -        dealer undertakings to make a market in the security; and

         - the nature of the security and the nature of the marketplace trades.

Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Funds expect that less than 5% of their respective net assets will be invested in Rule 144A securities during the current fiscal year.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

         Each Fund may enter into repurchase agreements, which are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund requires its custodian to take possession of the securities subject to a repurchase agreement and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' Investment Adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

         The Equity Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

         The collateral received when the Equity Funds lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Funds or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

DERIVATIVE SECURITIES

         PUT AND CALL OPTIONS

         An Equity Fund may purchase and sell put options on its portfolio securities as described in the Prospectuses.

         STOCK INDEX FUTURES AND OPTIONS

         The Equity Funds may utilize stock index futures contracts and options on stocks, stock indices, and stock index futures contracts for the purposes of managing cash flows into and out of a Fund's portfolio and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

         As a means of reducing fluctuations in the net asset value of shares of the Equity Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives the Funds, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Funds the right to make delivery of stock at a specified price, a put option on a stock index gives the Funds, as holders, the right to receive an amount of cash upon exercise of the option.

         The Equity Funds may also write covered call options. As the writer of a call option, the Funds have the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

         An Equity Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

         In general, option contracts are closed out prior to their expiration. An Equity Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or U.S. government securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin", and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins", and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market". A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

         RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

         An Equity Fund will not enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, an Equity Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, an Equity Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the

Fund's total assets would be invested in premiums on open put option positions.

         INDEXED SECURITIES

         The Equity Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

         SWAP AGREEMENTS

         As one way of managing their exposure to different types of investments, the Equity Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer or an interest rate cap rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift the Equity Funds' investment exposure from one type of investment to another. For example, if an Equity Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Equity Fund's investments and its share price and yield.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Equity Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Equity Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because the Equity Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. An Equity Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by an Equity Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Equity Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Equity Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by a Fund an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Funds' investment adviser, Fleet Investment Advisors Inc. ("Fleet"), pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission.

PORTFOLIO TURNOVER

         A Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

         The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Connecticut

Municipal Money Market Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

         Investors should be aware that manufacturing has historically been Connecticut's single most important economic activity. The State's manufacturing industry is diversified, but from 1970 to 1995 manufacturing employment declined 35.5%. During this period, employment in other non-agricultural establishments (including government) increased 69.7%, particularly in the service, trade, and finance categories. In 1995, manufacturing accounted for only 17.9% of total nonagricultural employment in Connecticut. Defense-related business plays an important role in the Connecticut economy, and economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. On a per capita basis, defense awards in Connecticut have traditionally been among the highest in the nation, but reductions in defense spending have had a substantial adverse impact on Connecticut's economy, and the State's largest defense contractors have announced substantial labor force reductions to occur over the next several years.

         The average unemployment rate (seasonally adjusted) in Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.5% in 1995. Pockets of more significant unemployment and poverty exist in some of Connecticut's cities and towns, the economic conditions of which are causing them severe financial problems, resulting in some cases in the reporting of operating and accumulated deficits. Connecticut is in a recession the depth and duration of which are uncertain.

         The State recorded operating deficits in its General Fund for fiscal 1987-88, 1988-89, 1989-90, and 1990-91 of $115,600,000, $28,000,000,
$259,000,000, and $809,000,000, respectively. In the fall of 1991, the State issued $965,712,000 of Economic Recovery Notes to help fund its accumulated General Fund deficit. Largely as a result of the enactment in 1991 of a general income tax on resident and non-resident individuals, trusts, and estates the State's General Fund ended fiscal 1991- 92, 1992-93, 1993-94, 1994-95, and
1995-96 with operating surpluses of $110,000,000, $113,500,000, $19,700,000,
$80,500,000, and $250,000,000, respectively.

         The General Fund is the main operating fund of the State. The three major revenue sources for the General Fund are the personal income tax, the sales and use taxes, and the corporation business tax, all of which are sensitive to changes in the level of economic activity in the State. Since its enactment, the personal income tax has superseded the other two as the largest revenue source for the State's General Fund. Motor fuel taxes and other transportation-related taxes are paid into a Special Transportation Fund while all other tax revenues are carried in the General Fund.

         The repair and maintenance of the State's highways and bridges will require major expenditures in the near term. The State has adopted legislation that provides for, among other things, the issuance of special tax obligation bonds, the proceeds of which will be used to pay for improvements to the State's transportation system. The bonds are payable solely from motor vehicle and other transportation-related taxes and fees deposited in the Special Transportation Fund. However, the amount of revenues is dependent on the occurrence of future events, including a possible rise in fuel prices, and may thus differ materially from projected amounts. The cost of this infrastructure program, to be met from federal, State and local funds, is currently estimated at $11.2 billion. The State expects to issue $4.2 billion of special tax obligation bonds over a sixteen-year period commenced July 1, 1984 to finance a major portion of the State's share of such costs.

         The tax revenues of Connecticut municipalities are derived only from ad valorem taxes on real and tangible personal property. Problems inherent with these taxes impose practical limitations on the ability of Connecticut municipalities to raise additional tax revenues. The U.S. Census Bureau reports that, at the time of the 1990 census, Connecticut's capital city of Hartford was the eighth poorest city in the nation based on the percentage of its residents living in poverty; the same report indicates that four of Connecticut's largest cities ranked among the 130 poorest cities in the nation by the same measure.

ADDITIONAL INVESTMENT LIMITATIONS

         In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses):

         1. No Fund may sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for clearance of transactions, in the case of a Money Market Fund, or the clearance of purchases and sales of portfolio securities, in the cash of an Equity Fund. A deposit or payment by an Equity Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. No Fund may issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Equity Funds may enter into futures contracts. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

         3. No Fund may mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of an Equity Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and
                  (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

         4. No Fund may purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         5. No Fund may purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that an Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

         6. No Fund may underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

         7. No Fund may lend any of its assets except that a Money Market Fund may acquire publicly or non-publicly issued Connecticut or Massachusetts Municipal Securities (as defined in their Prospectuses) or temporary investments or enter into repurchase agreements, in accordance with their respective investment objectives, policies, limitations and Galaxy's Declaration of Trust; and except that an Equity Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent an Equity Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

         8. With respect to at least 50% of its total assets, a Money Market Fund will invest no more than 5% of its total assets in the securities of a single issuer and no more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenue of a nongovernmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

         9. With respect to securities comprising 75% of the value of its total assets, no Equity Fund will purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. An Equity Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

         10. No Money Market Fund may purchase securities, if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, a Money Market Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or instruments secured by these money market instruments and repurchase agreements.

         11. No Equity Fund will invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, an Equity Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

         12. No Money Market Fund will invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

         The following limitations may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

         13. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

                  The Money Market Funds will limit their respective investments in the securities of other investment companies to those of money market funds which are of comparable or better portfolio quality and have investment objectives and policies similar to their own. Rule 2a-7 under the 1940 Act requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in Rule 2a-7 under the 1940 Act. If the instruments are not rated, the Trustees must determine that they are of comparable quality. Shares of investment companies purchased by the Money Market Funds will meet these same criteria and will have investment policies consistent with Rule 2a-7 of the 1940 Act.

                  The Equity Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by an Equity Fund in shares of another investment company would be subject to such duplicate expenses.

         14. No Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

         15. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases; except that the Equity Funds may purchase the securities of issuers which invest in or sponsor such programs.

         16. No Money Market Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

         17. No Equity Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

         18. No Equity Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. No Equity Fund may write call options in excess of 5% of the value of its total assets.

         19. No Equity Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

         20. No Money Market Fund may invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

         21. No Money Market Fund may invest more than 10%, and no Equity Fund will invest more than 15%, of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

         22. No Equity Fund may invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees.

         23. No Equity Fund may invest in companies for the purpose of exercising management or control.

         24. No Equity Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

         Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in violation of such restriction.

         For purposes of their respective policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

         The Funds do not intend to borrow money in excess of 5% of the value of their respective net assets or, with respect to the Money Market Funds only, to invest more than 5% of their respective total assets in securities of foreign issuers during the next twelve months.


            NET ASSET VALUE - CONNECTICUT MUNICIPAL MONEY MARKET AND
                   MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

         Galaxy uses the amortized cost method of valuation to value shares of the Money Market Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         The Money Market Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that neither of these Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than thirteen months nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Money Market Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                         DIVIDENDS - MONEY MARKET FUNDS

         As stated, Galaxy uses its best efforts to maintain the net asset value per share of each Money Market Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any of the Funds, it is possible that a Fund's net asset value per share may fall below $1.00. Should Galaxy incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to these Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds shares of a Fund and in its receiving upon redemption a price per share lower than that which it paid.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the applicable Prospectuses, shares of the Money Market Funds, Retail A Shares of the Equity Funds and Retail B Shares of the Growth and Income Fund are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, shares of the Money Market Funds, Retail A Shares of the Equity Funds and Retail B

Shares of the Growth and Income Fund may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). As described in the applicable Prospectuses, Trust Shares in the Equity Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans.

         Retail A Shares of the Equity Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectus. Retail B Shares of the Growth and Income Fund are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable Prospectus.

         Retail A Shares of the Equity Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exceptions as described in the applicable Prospectus. An illustration of the computation of the offering price per share of the Equity Funds, using the value of each Fund's net assets and number of outstanding Retail A Shares at the close of business on October 31, 1996, is as follows:

                                            Growth and                Small Cap
                                           Income Fund                Value Fund
                                           -----------                ----------
Net Assets.....................            $77,776,362               $34,402,292
Outstanding Shares                           5,643,469                 2,332,328

Net Asset Value Per
Share..........................            $     13.78               $     14.75

Sales Charge (3.75% of
the offering price)                        $      0.54               $      0.57

Offering to Public                         $     14.32               $     15.32

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

         Galaxy may suspend the right of redemption or postpone the date of payment for Shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                              DESCRIPTION OF SHARES

         Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of shares, each representing interests in one of twenty-four separate investment portfolios: Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Institutional Treasury Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund.

         As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Equity Funds (plus a third series of shares, i.e. Retail B Shares, of the Growth and Income Fund) are offered under separate Prospectuses to different categories of investors. Each Money Market Fund offers only one series of shares.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services

Plan (which is currently applicable only to Retail A Shares of the Equity Funds and to shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds), the Distribution and Services Plan for Retail B Shares of the Growth and Income Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Equity Fund's Retail A Shares (shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and the Growth and Income Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund (shares of the Money Market Funds) will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of the Growth and Income Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding Shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration that may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into Shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

         The following summarizes certain additional tax considerations generally affecting the Funds of Galaxy and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Fund of Galaxy is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income ,if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         A Fund will not be treated for a taxable year as a regulated investment company under the Code if 30% or more of the Fund's gross income for such year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short Gain Test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Although proposed legislation would repeal the Short-Short Gain Test, it is unclear if or when such legislation would become effective. With respect to covered call options, if the call is exercised by the holder, the premium and the price received upon exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described below under "Taxation of Certain Financial Instruments," the Internal Revenue Service (the "Service") has ruled in private letter rulings issued to other registered investment companies that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract, option or instrument is acquired and the termination date. Although a private letter ruling is binding on the Service only with respect to the taxpayer receiving the ruling, it is anticipated that the Service would take the same position with respect to the Funds. Increases and decreases in the value of a Fund's forward contracts, futures contracts, options on futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the Short-Short Gain Test is met.

         A Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum effective rate of 35%.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET
FUNDS

         Shareholders are not required to pay the federal income tax on any dividends received from the funds that represent net interest on tax-exempt Municipal Securities.

         In the case of a corporate shareholder, dividends of the Funds that represent interest on Municipal Securities may be subject to the 20% corporate alternative minimum tax. The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax 'adjusted current earning' over the taxpayer's alternative minimum taxable income as a tax preference item. Since "earnings and profits" generally includes the full amount of any Fund's dividend, and alternative minimum taxable income does not include the portion of a Fund's dividend attributable to municipal securities that are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

         Dividends of any of the Funds representing net interested income on some temporary investments, and any realized net short-term gains are taxed as ordinary income. Long-term capital gains distributions ar taxed as long-term capital gains, regardless of the length of time the Fund shares have been held the by the shareholder. These tax consequences apply whether dividend are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

GROWTH AND INCOME AND SMALL CAP VALUE FUNDS

         Shareholders are subject to federal income tax on dividends received as cash or additional shares.

         Capital gains experienced by the Funds could result in an increase in dividends. Capital losses could result in a decrease in dividends.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement and on their ability to comply with the Short-Short Gain Test described above.

         Generally, futures contracts and options on futures contracts held by the Equity Funds and certain foreign currency contracts entered into by the Equity Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain ,if any, with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also are applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of
Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term, and no more than 40% of any net loss may be treated as short-term.

         A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional

Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by an Equity Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         Some of the non-U.S. dollar denominated investments that an Equity Fund may make, such as foreign securities, European Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Equity Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

         The Funds may be subject to U.S. Federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

STATE TAXATION

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under Federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MASSACHUSETTS STATE INCOME TAX

         Shareholders of the Massachusetts Municipal Money Market Fund subject to Massachusetts personal income taxation will not be required to pay Massachusetts personal income tax on that portion of their dividends which is attributable to (and is properly designated as attributable to) interest earned on Massachusetts tax-free municipal obligations, gain from the sale of certain of such obligations, interest earned on obligations of the Untied States and interest earned on obligations of United States territories or possessions to the extent interest on such obligations is exempt from taxation by the state pursuant to Federal law. Shareholders subject to Massachusetts income taxation will be subject to Massachusetts personal income tax and Corporate shareholders subject to the Massachusetts corporate excise tax will be subject to that tax on all dividends from the Massachusetts Municipal Money Market Fund.

                              TRUSTEES AND OFFICERS

         The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                Positions             Principal Occupation
                                with The              During Past 5 Years
Name and Address                Galaxy Fund           and Other Affiliations
----------------                -----------           ----------------------
Dwight E. Vicks, Jr.            Chairman &            President & Director,
Vicks Lithograph &              Trustee               Vicks Lithograph &
  Printing Corporation                                Printing Corporation
Commercial Drive                                      (book manufacturing and
P.O. Box 270                                          commercial printing);
Yorkville, NY 13495                                   Director, Utica Fire
Age 62                                                Insurance Company;
                                                      Trustee, Savings Bank of
                                                      Utica; Director, Monitor
                                                      Life Insurance Company;
                                                      Director, Commercial
                                                      Travelers Mutual
                                                      Insurance Company;
                                                      Trustee, The Galaxy VIP
                                                      Fund; Trustee, Galaxy
                                                      Fund II.

John T. O'Neill1                President,            Executive Vice President
Hasbro, Inc.                    Treasurer &           and CFO, Hasbro, Inc.
200 Narragansett                Trustee               (toy and game
  Park Drive                                          manufacturer), since
Pawtucket, RI 02862                                   1987; Trustee, The Galaxy
Age  52                                               VIP Fund; Trustee, Galaxy
                                                      Fund II; Managing
                                                      Partner, KPMG Peat
                                                      Marwick (accounting
                                                      firm), 1986.

                                Positions             Principal Occupation
                                with The              During Past 5 Years
Name and Address                Galaxy Fund           and Other Affiliations
----------------                -----------           ----------------------
Louis DeThomasis                Trustee               President, Saint Mary's
Saint Mary's College                                  College of Minnesota;
  of Minnesota                                        Director, Bright Day
Winona, MN 55987                                      Travel, Inc.; Trustee,
Age 55                                                Religious Communities
                                                      Trust; Trustee, The
                                                      Galaxy VIP Fund; Trustee,
                                                      Galaxy Fund II.

Donald B. Miller                Trustee               Chairman, Horizon Media,
10725 Quail Covey Road                                Inc. (broadcast
Boynton Beach, FL 33436                               services);
Age 70                                                Director/Trustee,
                                                      Lexington Funds;
                                                      President and CEO, Media
                                                      General Broadcast
                                                      Services, Inc. (1986 to
                                                      1989); Chairman,
                                                      Executive Committee,
                                                      Compton International,
                                                      Inc. (advertising
                                                      agency); Trustee, Keuka
                                                      College; Trustee, The
                                                      Galaxy VIP Fund; Trustee,
                                                      Galaxy Fund II.

James M. Seed                   Trustee               Chairman and President,
The Astra Ventures,                                   The Astra Projects,
  Inc.                                                Incorporated (land
One Citizens Plaza                                    development); President,
Providence, RI 02903                                  The Astra Ventures,
Age 55                                                Incorporated (previously,
                                                      Buffinton Box Company
                                                      manufacturer of cardboard
                                                      boxes); Trustee, The
                                                      Galaxy VIP Fund; Trustee,
                                                      Galaxy Fund II;
                                                      Commissioner, Rhode
                                                      Island Investment
                                                      Commission.

Bradford S. Wellman(1)          Trustee               Private Investor;
2468 Ohio Street                                      President, Ames &
Bangor, ME  04401                                     Wellman, from 1978 to
Age 65                                                1991; President, Pingree
                                                      Associates,
                                                      Inc.(timberland
                                                      management), from 1974

                                Positions             Principal Occupation
                                with The              During Past 5 Years
Name and Address                Galaxy Fund           and Other Affiliations
----------------                -----------           ----------------------
                                                      until 1990; Director,
                                                      Essex County Gas Company,
                                                      until January 1994;
                                                      Director, Maine Mutual
                                                      Fire Insurance Co.;
                                                      Member, Maine Finance
                                                      Authority; Trustee, The
                                                      Galaxy VIP Fund; Trustee,
                                                      Galaxy Fund II.

W. Bruce McConnel, III          Secretary             Partner of the law firm
Philadelphia National                                 Drinker Biddle & Reath,
  Bank Building                                       Philadelphia,
1345 Chestnut Street                                  Pennsylvania.
Philadelphia, PA 19107
Age 53

Jylanne Dunne                   Vice                  First Data Investor
First Data Services             President             Services Group, Inc.,
  Group, Inc.                   and                   1990 to present.
4400 Computer Drive             Assistant
Westboro, MA 01581-5108         Treasurer
Age  37

 --------------------------

1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Effective November 1, 1996, each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy") (collectively, the "Trusts"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each inperson Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets.

         For the fiscal year ended October 31, 1996, each trustee was authorized to receive an annual aggregate fee of $18,000 for his services as a trustee of Galaxy and Galaxy VIP plus a separate annual fee of $5,000 for his services as a trustee of Galaxy II, in addition to meeting fees of $1,500 for each in-person Galaxy Board meeting attended, $1,500 for each in-person Galaxy VIP Board meeting attended not held concurrently with a Galaxy Board meeting, and $750 for each Galaxy II Board meeting attended, and reimbursement for expenses incurred in attending meetings. Annual fees to the Chairman of the Boards and the President and Treasurer of the Trusts were the same as the current fees as were the fees for telephone and Board committee meetings.

         Beginning March 1, 1996, each trustee is also entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of First Data Investor Services Group, Inc., ("FDISG") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, or of the Sub-Adviser, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees for the fiscal year ended October 31, 1996:

                                                       Pension or
                                                       Retirement             Total
                                                        Benefits          Compensation
                                                       Accrued as          from Galaxy
                                   Aggregate             Part of            and Fund
        Name of                  Compensation             Fund            Complex*Paid
    Person/Position               from Galaxy           Expenses           to Trustees
    ---------------               -----------           --------           -----------
Bradford S. Wellman               $ 26,702                None              $ 35,000
  Trustee

Dwight E. Vicks, Jr.              $ 29,124                None              $ 37,450
  Chairman and Trustee

                                                       Pension or
                                                       Retirement             Total
                                                        Benefits          Compensation
                                                       Accrued as          from Galaxy
                                   Aggregate             Part of            and Fund
        Name of                  Compensation             Fund            Complex*Paid
    Person/Position               from Galaxy           Expenses           to Trustees
    ---------------               -----------           --------           -----------
Donald B. Miller**                $ 26,776                None              $ 31,000
Trustee

Rev. Louis DeThomasis             $ 25,713                None              $ 34,000
Trustee

John T. O'Neill                   $ 26,702                None              $ 34,250
President, Treasurer
and Trustee

James M. Seed**                   $ 25,713                None              $ 34,000
Trustee

--------------------

* The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II.

** Deferred compensation (including interest) in the amounts of $ 10,976 and $ 17,967 accrued during Galaxy's fiscal year ended October 31, 1996 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                     ADVISORY, ADMINISTRATION, CUSTODIAN AND
                           TRANSFER AGENCY AGREEMENTS

         Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.


         For the period from December 4, 1995 to October 31, 1996, Fleet received advisory fees of $386,073, $154,616, $1,143,059 and $1,790,255 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively, and reimbursed expenses of $93,862, $90,548, $63,394 and $99,656 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.

         For the period from November 1, 1995 to December 3, 1995, Shawmut Bank, N.A. ("Shawmut"), the investment adviser for the Predecessor Funds, earned the following advisory fees: $43,242, $17,003, $128,152 and $207,833 with respect to the Predecessor Connecticut Municipal Money Market Fund, Predecessor Massachusetts Municipal Money Market Fund, Predecessor Small Cap Value Fund and Predecessor Growth and Income Fund, respectively.

         For the fiscal year ended October 31, 1995, Shawmut earned the following advisory fees: Predecessor Connecticut Municipal Money Market Fund, $544,556, of which $177,977 was voluntarily waived and $35,932 was reimbursed in expenses; Predecessor Massachusetts Municipal Money Market Fund, $168,602, of which $108,318 was voluntarily waived and $46,320 was reimbursed in expenses; Predecessor Growth and Income Fund, $2,067,505, of which $365,382 was voluntarily waived; and Predecessor Small Cap Value Fund, $1,304,952, of which $304,915 was voluntarily waived.

         For the fiscal year ended October 31, 1994, Shawmut earned the following advisory fees: Predecessor Connecticut Municipal Money Market Fund, $305,260, of which $50,074 was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $136,636 of which $21,600 was voluntarily waived; Predecessor Growth and Income Fund, $1,720,866, of which $354,887 was voluntarily waived; and Predecessor Small Cap Value Fund, $1,180,502, of which $302,952 was voluntarily waived.

         In addition, Shawmut reimbursed other operating expenses for the fiscal year ended October 31, 1994, for the following Predecessor Funds: Predecessor Connecticut Municipal Money Market Fund, $222,800 and Predecessor Massachusetts Municipal Money Market Fund, $149,809, respectively.

         The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1997, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         Fleet Bank, an affiliate of Fleet, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Equity Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and FDISG, Fleet will be paid $21.00 per year for each defined contribution plan participant sub-account. As of October 31, 1996, there were approximately 80,883 defined contribution plan participant subaccounts invested in Trust Shares of the Equity Funds; thus it is expected that Fleet Bank will receive annually $1,412,651 for sub-account services. FDISG bears this expense directly, and shareholders of Trust Shares of the Equity Funds bear this expense indirectly through fees paid to FDISG for transfer agency services.

         FDISG serves as Galaxy's administrator. Under the administration agreement, FDISG has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. FDISG prepares the Funds' annual and semi-annual reports to the Securities and Exchange Commission, Federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records and generally assists in all aspects of Galaxy's operations.

         Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, FDISG, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

         For the period December 4, 1995 through October 31, 1996, FDISG received administration fees of $81,178, $32,643, $129,102 and $203,187 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.

         For the period from November 1, 1995 to December 3, 1995, Federated Administrative Services ("Federated"), a subsidiary of Federated Investors, served as administrator of the Predecessor Funds and earned the following administrative fees: Predecessor Connecticut Municipal Money Market Fund, $12,973, none of which was waived; Predecessor Massachusetts Municipal Money Market Fund, $5,101, none of which was waived; Predecessor Small Cap Value Fund, $19,223, none of which was waived; and Predecessor Growth and Income Fund, $31,175, none of which was waived.

         For the fiscal year ended October 31, 1995, Federated earned the following administrative fees: Predecessor Connecticut Municipal Money Market Fund, $109,347, none of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $50,000, none of which was voluntarily waived; Predecessor Small Cap Value Fund, $131,149, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $207,280, none of which was voluntarily waived.

         For the fiscal year ended October 31, 1994, Federated earned the following administrative fees: Predecessor Connecticut Municipal Money Market Fund, $77,039, of which $3,405 was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $50,000, none of which was voluntarily waived; Predecessor Growth and Income Fund, $184,829, none of which was voluntarily waived; and Predecessor Small Cap Value Fund, $126,698, none of which was voluntarily waived.

         CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Equity Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         Shawmut Bank, N.A. ("Shawmut") served as custodian to the Predecessor Funds and was entitled to receive a fee based upon a sliding scale ranging from a minimum of .011% to a maximum of .02% as percentage of net Fund assets, plus certain transaction costs.

         For the fiscal year ended October 31, 1995, Shawmut earned the following custody fees: Predecessor Connecticut Municipal Money Market Fund, $21,791, all of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $12,000, all of which was voluntarily waived; Predecessor Growth and Income Fund, $41,361, all of which was voluntarily waived; and Predecessor Small Cap Value Fund, $26,112, all of which was voluntarily waived.

         For the fiscal year ended October 31, 1994, Shawmut earned the following custody fees: Predecessor Connecticut Municipal Money Market Fund, $12,215, all of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $12,000, all of which was voluntarily waived; Predecessor Growth and Income Fund, $34,400, all of which was voluntarily waived; and Predecessor Small Cap Value Fund, $23,598, all of which was voluntarily waived.

         FDISG also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, FDISG has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Money Market Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         Transactions in equity securities on U.S. stock exchanges for the Equity Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

         For the period December 4, 1995 through October 31, 1996, the Growth and Income and Small Cap Value Funds paid $398,181 and $118,396, respectively, in brokerage commissions on brokerage transactions. For the fiscal years ended October 31, 1995 and 1994, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $250,125 and $384,037 and $58,543, $89,793, respectively, in brokerage commissions on brokerage transactions.

         The Equity Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Money Market Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of either of these Funds.

         In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, FDISG, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1996, (i) the Growth and Income Fund held 40,000 shares of common stock of J.P. Morgan & Co., Inc. (value $3,455,000) and entered into a repurchase transaction with Chase Securities, Inc. in the amount of $21,980,581 to be repurchased on November 1, 1996 at $21,983,909; and (ii) the Small Cap Value Fund held 106,700 shares of SEI Corp. (value $2,160,675) and entered into a repurchase transaction with Chase Securities, Inc. in the amount of $13,959,202 to be repurchased on November 1, 1996 at $13,961,315. Chase Manhattan Bank, J.P. Morgan and SEI Financial are considered "regular brokers or dealers" of Galaxy. Chase Manhattan Bank, J.P. Morgan & Co., Inc. and SEI Corp. are the parents of Chase Securities, Inc., J.P. Morgan and SEI Financial, respectively.

         Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.


                            SHAREHOLDER SERVICES PLAN

         As stated in the Prospectuses for the Funds, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for providing certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of the Equity Funds and shares of the Money Market Funds. As of October 31, 1996, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

         Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan described above requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds (shares of the Money Market Funds) on any day do not exceed the income to be accrued to such shares on that day.

         For the period December 4, 1995 through October 31, 1996, payments to Service Organizations totaled $104,877 with respect to shares of the Connecticut Municipal Money Market Fund, $38,441 with respect to shares of the Massachusetts Municipal Money Market Fund, $154,838 with respect to Retail A Shares of the Growth and Income Fund, and $79,503 with respect to Retail A Shares of the Small Cap Value Fund.

         Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of the Equity Funds and shares of the Money Market Funds. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Equity Funds and shares of the Money Market Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

         Investment Shares of the Predecessor Funds were subject to a Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Shawmut Plan"). The Shawmut Plan permitted the payment of fees to administrators (including broker/dealers and depository institutions such as commercial banks and savings and loan associations) for distribution and administrative services. The Shawmut Plan was designed to stimulate administrators to provide distribution and administrative support services to the Predecessor Funds and their shareholders.

         For the fiscal years ended October 31, 1994 and October 31, 1995, the Predecessor Connecticut Municipal Money Market Fund paid $217,698 and $377,953, respectively, in 12b-1 fees, of which $108,849 and $188,976, respectively, was voluntarily waived. During the same periods, the Predecessor Massachusetts Municipal Money Market Fund did not accrue 12b-1 fees. For the fiscal years ended October 31, 1994 and October 31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $96,587 and $166,932 and $89,974 and $111,535, respectively, in 12b-1 fees, of which $48,234 and $83,466 and $44,987 and $55,768, respectively, was voluntarily waived.


                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Growth and Income Fund. The 12b-1 Plan is described in the applicable Prospectus.

         Under the 12b-1 Plan,, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to such Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Growth and Income Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of the Growth and Income Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

         For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Growth and Income Fund bore $7,070 in distribution fees and $3,263 in shareholder servicing fees. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Growth and Income Fund and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to the Growth and Income Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of the Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.


                                   DISTRIBUTOR

         First Data Distributors, Inc., a wholly-owned subsidiary of FDISG, serves as Galaxy's Distributor. On March 31, 1995, 440 Financial acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

         Unless otherwise terminated, the Distribution Agreement among Galaxy and FD Distributors and its parent First Data, remains in effect until May 31, 1997, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

          FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Equity Funds as described in the applicable Prospectus. For the period December 4, 1995 through October 31, 1996, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Growth and Income Fund -- $279,670 ; and Small Cap Value Fund -- $34,022.

          FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Growth and Income Fund. For the period from March 4, 1996 (date of the initial public offering of Retail B Shares) through October 31, 1996, FD Distributors received $2,815 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Growth and Income Fund. All such amounts were paid over to affiliates of Fleet.

         The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1996:

                                                                          Brokerage
                               Net               Compensation            Commissions
                           Underwriting          on Redemption          in Connection
                          Discounts and               and                 with Fund                Other
     Fund                 Commissions(1)         Repurchase(2)          Transactions          Compensation(3)
     ----                 --------------         -------------          ------------          ---------------
Connecticut                    N/A                    N/A                     N/A                 $ 83,549
Municipal Money
Market

Massachusetts                  N/A                    N/A                     N/A                 $ 34,586
Municipal Money
Market

Growth and Income            $228,000.31            $2,814.97             $4,484.90               $173,942

 Small Cap Value             $ 32,876.87              N/A                 $1,144.96               $ 86,194

----------------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan that have been adopted by Galaxy (see "Shareholder Services Plan" and "Distribution and Services Plan" above).


                                    AUDITORS

          Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the Funds for the fiscal year ended October 31,1996 including in their Prospectuses and the financial statements for the fiscal year ended October 31, 1996 contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information have been audited by Coopers & Lybrand L.L.P. for the period included in their report which appears therein.


                                     COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard, Cityplace, Hartford, Connecticut 06103-3499, serves as special

Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities.


                        PERFORMANCE AND YIELD INFORMATION

YIELD QUOTATIONS -- CONNECTICUT MUNICIPAL MONEY MARKET AND
MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

         The standardized, annualized seven-day yields for the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) analyzing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The current yield for the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may be obtained by calling FD Distributors at the telephone numbers provided on the cover page of the applicable Prospectus. For the seven-day period ended October 31, 1996, the annualized and effective yields of the Connecticut Municipal Money Market Fund were 2.84% and 2.88%, respectively. For the seven-day period ended

October 31, 1996, the annualized and effective yields of the Massachusetts Municipal Money Market Fund was were 2.83% and 2.87%, respectively.

         In addition, the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield for a Fund is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds assume a 32.50% and 40.00% respective combined Federal and state tax rate and indicate what each Fund would have had to earn to equal its actual yield, assuming that income earned by the Fund is 100% tax-exempt. The tax-equivalent yields for the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, for the seven-day period ended October 31, 1996 were 4.21% and 4.72%, respectively.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL MONEY MARKET AND
MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

         The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the municipal securities in the Funds' respective portfolios generally remain free from Federal regular income tax, and from the regular personal income tax imposed by Connecticut and Massachusetts.1 As the tables below indicate, "tax-free" investments are attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

         Note: The maximum margina(l) tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase Federal deductions.

         The charts below are for illustrative purposes only and use tax brackets that went into effect beginning January 1, 1994. These are not indicators of past or future performance of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds.

--------
(1) Some portion of either Fund's income may be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes.

                        TAXABLE YIELD EQUIVALENT FOR 1996
                              STATE OF CONNECTICUT

--------------------------------------------------------------------------------------------------------------
Federal Tax Bracket:
                    15.00%                28.00%             31.00%               36.00%          39.60%
Combined Federal and State:
                    19.50%                32.50%             35.50%               40.50%          44.10%
--------------------------------------------------------------------------------------------------------------
Join
Return:          $1-38,000           $38,001-91,850     $91,851-140,000     $140,001-250,000   Over $250,000

Single
Return:          $1-22,750           $22,751-55,100     $55,101-115,000     $115,001-250,000   Over $250,000
--------------------------------------------------------------------------------------------------------------
Tax-Exempt
 Yield:
                                                    Taxable Yield Equivalent
--------------------------------------------------------------------------------------------------------------

1.50%                1.86%                 2.22%              2.33%                 2.52%          2.68%

2.00%                2.48%                 2.96%              3.10%                 3.36%          3.58%

2.50%                3.11%                 3.70%              3.88%                 4.20%          4.47%

3.00%                3.73%                 4.44%              4.65%                 5.04%          5.37%

3.50%                4.35%                 5.19%              5.43%                 5.88%          6.26%

4.00%                4.97%                 5.93%              6.20%                 6.72%          7.16%

4.50%                5.59%                 6.67%              6.98%                 7.56%          8.05%

5.00%                6.21%                 7.41%              7.75%                 8.40%          8.94%

5.50%                6.83%                 8.15%              8.53%                 9.24%          9.84%

6.00%                7.45%                 8.89%              9.30%                10.08%         10.73%

                        TAXABLE YIELD EQUIVALENT FOR 1996
                             STATE OF MASSACHUSETTS

--------------------------------------------------------------------------------------------------------------
Federal Tax Bracket:
                    15.00%                 28.00%             31.00%              36.00%           39.60%
Combined Federal and State:
                    27.00%                 40.00%             43.00%              48.00%           51.60%
--------------------------------------------------------------------------------------------------------------
Joint
Return:           $1-38,000           $38,001-91,850     $91,851-140,000     $140,001-250,000   Over $250,000

Single
Return:           $1-22,750           $22,751-55,100     $55,101-115,000     $115,001-250,000   Over $250,000
--------------------------------------------------------------------------------------------------------------
Tax-Exempt
 Yield:
                                                      Taxable Yield Equivalent
--------------------------------------------------------------------------------------------------------------
 1.50%               2.05%                  2.50%               2.63%               2.88%            3.10%

 2.00%               2.74%                  3.33%               3.51%               3.85%            4.13%

 2.50%               3.42%                  4.17%               4.39%               4.81%            5.17%

 3.00%               4.11%                  5.00%               5.26%               5.77%            6.20%

 3.50%               4.79%                  5.83%               6.14%               6.73%            7.23%

 4.00%               5.48%                  6.67%               7.02%               7.69%            8.26%

 4.50%               6.16%                  7.50%               7.89%               8.65%            9.30%

 5.00%               6.85%                  8.33%               8.77%               9.62%           10.33%

 5.50%               7.53%                  9.17%               9.65%              10.58%           11.36%

 6.00%               8.22%                 10.00%              10.53%              11.54%           12.40%

YIELD AND PERFORMANCE OF THE GROWTH AND INCOME AND SMALL CAP VALUE FUNDS

         The Growth and Income and Small Cap Value Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                       a - b
                           YIELD = 2[( - - - - +1 )6 - 1]
                                         cd

Where:            a =      dividends and interest earned by a
                           Fund during the period;

                  b =      expenses accrued for the period
                           (net of reimbursements);

                  c =      average daily number of shares
                           outstanding during the period,
                           entitled to receive dividends; and
                  d =      maximum offering price per share on
                           the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). The Funds' maximum offering price per Retail A Share for purposes of the formula will include the maximum sales load imposed by the Funds -- currently 3.75% of the per share offering price.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

         Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                       ERV  l/n
                                T = [(-----) - 1]
                                        P

         Where:    T =      average annual total return;

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                   P = hypothetical initial payment of $1,000 less any applicable sales charge; and

                   n = period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return =  [(-----) - l]
                              P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date

(reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Equity Funds' Retail Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Retail Shares.

         For the period ended October 31, 1996, the 30-day yields for Retail A Shares of the Growth and Income and Small Cap Value Funds were 1.48% and (0.14)%, respectively, and the 30-day yields for Trust Shares of the Growth and Income Fund and Small Cap Value Fund were 1.77% and 0.10%, respectively.

         The average annual total returns for the one-year period ended October 31, 1996 and for the period from February 12, 1993 (date of initial public offering) to October 31, 1996 were 15.75% and 13.98%, respectively, for Retail A Shares of the Growth and Income Fund and 20.13% and 14.60%, respectively, for Retail A Shares of the Small Cap Value Fund. The average annual total returns for the one-year period ended October 31, 1996 and for the period from December 14, 1992 (date of initial public offering) to October 31, 1996 were 20.77% and 14.81%, respectively, for Trust Shares of the Growth and Income Fund, and
 25.22% and  15.31%, respectively, for Trust Shares of the Small
Cap Value Fund.

         The aggregate total returns for Retail A Shares of the Growth and Income Fund and Small Cap Value Fund for the period from February 12, 1993 (date of initial public offering) to October 31, 1996 were 62.61% and 65.93%, respectively. The aggregate total returns for Trust Shares of the Growth and Income Fund and Small Cap Value Fund for the period December 14, 1992 (date of initial public offering) to October 31, 1996 were 70.85% and 73.78%, respectively.

         For the period ended October 31, 1996, the 30-day yield for Retail B Shares of the Growth and Income Fund was 0.92%. The average annual total return for the period from March 4, 1996 (date of initial public offering) to October 31, 1996 was 1.83% for Retail B Shares of the Growth and Income Fund.

         As stated in the Funds' Prospectuses, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Retail Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

                                  MISCELLANEOUS

         As used in the Prospectuses, "assets belonging to a Fund" or "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular Fund or that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Fund or series of a Fund, assets belonging to the particular Fund or series of the Fund are charged with the direct liabilities in respect of that Fund or series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         As of February 3, 1997, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund - - Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.53%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (97.86%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (95.32%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (99.50%); Institutional Treasury Money Market Fund -- Security-Connecticut Life Insurance Co., Attn: Investment Department, 20 Security Drive, Avon, Connecticut 06001 (7.76%); Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (89.62%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.28%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (74.15%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.58%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue,

Rochester, New York 14638 (20.03%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (64.76%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.49%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (30.99%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000015701, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (54.90%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.96%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.78%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (38.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (59.43%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006709, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (9.63%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (76.07%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (24.42%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.93%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.77%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (85.30%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (40.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.75%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (46.28%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (26.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (43.37%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.50%); Norstar Trust Company, Gales & Co., Funds Control, Account

00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (24.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (62.89%); Corporate Bond Fund --Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (48.20%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (22.04%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (33.58%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (43.92%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (9.95%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (12.52%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (76.77%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.88%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (52.89%); and Massachusetts Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (32.81%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.19%).

         As of February 3, 1997, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, East Main RR 25 Enterprise Center, Middletown, Rhode Island 02842 (13.14%); Massachusetts Municipal Money Market Fund -- Joel Alvord, DBA Chestnut Associates, 20 Rowes Wharf, Unit 710, Boston, Massachusetts 02110 (13.20%); Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (35.27%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (29.95%); Massachusetts Municipal Bond Fund -- Leonard
M. Caruso, 225 Lynn Fella Parkway, Sangus, Massachusetts 09106-3119 (5.14%); and Rhode Island Municipal Bond Fund -- James R. McCulloch c/o Microfibre,

P.O. Box 1208, Pawtucket, Rhode Island 02860 (7.21%); Norstar Trust Company, Galles & Co.; Funds Control, Attn: Julie Hogestyn, One East Avenue, Rochester, New York (46.39%).

         As of February 3 , 1997, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolio were as follows: High Quality Bond Fund -- Michael J. Sangiacomo, 4 Hubbard Road, Hartford, Connecticut 06114 (6.13%); Colonial Marble Co., Inc., Stephen B. Fichera, 25 Garvey Street, P.O. Box 187, Everett, Massachusetts 02149 (6.88%); Helen M. Boylan, 21 Putnam Lane, Danvers, Massachusetts 01923 (7.23%); Thomas R. Spaltabak, 950 Rice Road, Elma, New York 14059-9583 (10.50%); Short-Term Bond Fund -- Leonard J. Mercer, 21 Portsmouth Road, Amesbury, Massachusetts 01913 (5.87%); Natale Costa and Mary Castle JTWROS, 11 Maple Avenue, Hopkinton, Massachusetts 01748 (9.09%); Chelsea Police Relief Association, John R. Phillips, Treasurer and Michael McCona, Clerk, 19 Park Street, Chelsea, Massachusetts 02150 (9.44%); Michael J. Sangiacomo, 4 Hubbard Road, Hartford, Connecticut 06114 (10.37%); Colonial Marble Co., Inc., Stephen B. Fichera, 25 Garvey Street, P.O. Box 187, Everett, Massachusetts 02149 (20.69%); and Tax- Exempt Bond Fund -- Betsy Royal, 51 Hoyt Street, New Canann, Connecticut 06840-5618 (5.48%); Edward A. Pitts, P.O. Box 119, 152 Maih Street, Broad Brook, Connecticut 06016 (5.58%); William R. Droll and William F. Droll JTWROS, 16 Manning Drive, Lowell, Massachusetts 01851-3930 (5.64%); Louis Dicola and Ester Dicola JTWROS, 4 April Court, Providence, Rhode Island 02908-2111 (8.78%); David Fendler and Sylvia Fendler JTWROS, 72 Brinkenhoff Avenue, Stamford, Connecticut 06905 (9.57%); Leonard F. Szadtowski and Francis Willy JTWROS, 162 Friendship Street, Bolivar, New York 14715 (9.61%); Jeannette E. Seiter, 121 Schuyler Street, Boonville, New York 13309 (9.96%); Katrina A. Seiter, 121 Schuyler Street, Boonville, New York 13309 (11.06%).

         As of February 3, 1997, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: U.S. Treasury Money Market Fund -- Loring Walcott Sweep Account, Loring Walcott & Coolidge, Attn:
Richard Ferrari, 230 Congress Street, Boston, Massachusetts 02110 (15.19%); Institutional Treasury Money Market Fund -- Charon Industries Inc. IM, c/o Robert J. McDermott, 370 Old Country Road, Garden City, New York 11530 (5.85%); Equity Value Fund -- Fleet Savings Plus Plan, Fleet Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (12.36%); Equity Growth Fund -- Fleet Savings Plus Plan, Fleet Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (22.12%); International Equity Fund -- Fleet Savings Plus Plan, Fleet Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (9.73%); FFG Retirement & Pension Equity, Fleet

Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (19.23%); Growth and Income Fund -- Fleet Savings Plus Plan, Fleet Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (40.32%); Asset Allocation Fund -- Fleet Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (25.91%); Small Company Equity Fund -- Fleet Savings Plus Plan, Fleet Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (40.41%); Small Cap Value Fund -- Fleet Bank N.A., Rogers Corp, Attn:
James DeLucin, Fleet Bank CT, 157 Church Street, P.O. Box 1909, New Haven, Connecticut 06509 (6.92%); FFG Employee Retirement Miscellaneous Assets, Fleet Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (31.25%); Intermediate Government Income Fund -- NUSCO Retiree Health VEBA Trust, P.O. Box 270, Hartford, Connecticut 06141 (5.69%); High Quality Bond Fund -- Fleet Savings Plus Plan, Fleet Financial Group, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (25.76%); Corporate Bond Fund -- Cole Hersee Pension, C/o Fleet Financial Group, Inc., One East Avenue, Rochester, New York 11530 (5.62%); BNE Unified Retirement Trust, Attn: Ben Branch, Trustee, 21 Merchants Road, Boston, Massachusetts 02109 (21.29%); Tax-Exempt Bond Fund -- Nusco Retiree Health, P.O. Box 270, Hartford, Connecticut 06141 (31.59%); Connecticut Municipal Bond Fund -- Robert A. Simons, c/o Fleet Financial Group, Inc., One East Avenue, Rochester, New York 11530 (5.81%); Ruthan Wein, 18 Timberlane Drive, Farmington, Connecticut 06032 (6.35%); Florence M. Roberts, 336 Drummond Road, Orange, Connecticut 06477 (7.55%); and Massachusetts Municipal Bond Fund -- Philip H. Tobey, c/o Fleet Financial Group, Inc., One East Avenue, Rochester, New York 11530 (5.33%); Margaret U. Davis, 8 Kilsyth Terrace #21, Brighton, Massachusetts 02146 (5.53%); Alice Gardner, c/o Fleet Financial Group, Inc., One East Avenue, Rochester, New York 11530 (5.53%).


                              FINANCIAL STATEMENTS

         Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1996 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Reports for the Funds for the fiscal year ended October 31, 1996 have been audited by Galaxy's independent accountants, Coopers & Lybrand L.L.P., whose reports thereon also appear in such Annual Reports and is incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         The Shawmut Funds' Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Shawmut Financial Statements") are incorporated into this Statement of Additional Information. The Shawmut Financial Statements included in the Annual Report for the Predecessor Funds for the fiscal year ended October 31, 1995 have been audited by Price Waterhouse LLP, independent accountants for the Predecessor Funds, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Shawmut Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon the report of said firm of independent accountants given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

         The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, L.P. ("Fitch"), Standard & Poor's Ratings Group, ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

Corporate and Tax-Exempt Bond Ratings

         The five highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A, BBB and BB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Securities that are rated BB are considered to be below investment grade but are deemed likely to meet obligations when due. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The five highest ratings of Fitch for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB bonds are considered to be speculative investments and represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for issues not in default.

         The five highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, such bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         The five highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A, Baa and Ba. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba provide questionable protection of interest and principal and indicate some speculative elements. Moody's may modify a rating of Aa, A, Baa or Ba by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

         The five highest ratings of IBCA for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year, which is issued by bank holding companies and their principal banking subsidiaries. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB currently have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories. Obligations rated BB represent a low degree of speculation and indicate a possibility of investment risk developing. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.

Corporate and Tax-Exempt Commercial Paper Ratings

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment.

Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

         Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade. Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of

Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations are rated B if there is an uncertainty as to the capacity to ensure timely repayment.

         Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

Tax-Exempt Note Ratings

         A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         Fitch uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                   APPENDIX B

         As stated in the applicable Prospectuses, the Growth and Income Equity and Small Cap Value Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.       Interest Rate Futures Contracts

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The adviser could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Example of Futures Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      Margin Payments

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to


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the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.     Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by the Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern


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as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Equity Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures


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contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Equity Funds is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.


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